Exhibit 10.4
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 29, 2011, and is made by and among ARMSTRONG COAL COMPANY, INC., a Delaware corporation, ARMSTRONG ENERGY, INC., a Delaware corporation (and formerly known as Armstrong Land Company, LLC and Armstrong Land Company, Inc.), WESTERN MINERAL DEVELOPMENT, LLC, a Delaware limited liability company, WESTERN DIAMOND LLC, a Nevada limited liability company, WESTERN LAND COMPANY, LLC, a Kentucky limited liability company, and ARMSTRONG RESOURCE PARTNERS, L.P., a Delaware limited partnership (and formerly known as Elk Creek, L.P.) (each a “Borrower” and collectively, the “Borrowers”), the GUARANTORS PARTY HERETO (individually a “Guarantor” and collectively, the “Guarantors”, and together with the Borrowers, the “Loan Parties”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 9, 2011, as amended by that certain First Amendment to Credit Agreement, dated as of July 1, 2011, as amended by that certain Second Amendment to Credit Agreement, dated as of September 29, 2011 (collectively, the “Credit Agreement”);
     WHEREAS, the Loan Parties desire to amend the Credit Agreement to allow for the acquisition of certain coal reserves located in Muhlenberg, Ohio and Union Counties, Kentucky and to make certain other changes in the Loan Documents as described herein;
     WHEREAS, to permit the foregoing transactions and to modify certain provisions of the Credit Agreement, the Loan Parties have requested that the Required Lenders agree to various amendments as set forth herein, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter provided;
     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:
     1. Recitals; Capitalized Terms. The foregoing recitals are true and correct and incorporated herein by reference. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.
(a) Amended Definitions. The following definitions are hereby amended as follows:
     (i) The definition of Excluded Subsidiary is hereby amended and restated as follows:
     “Excluded Subsidiary shall mean each of Armstrong Logistics Services, LLC, Armstrong Fabricators, Inc., Armstrong Technology Services, LLC, Ceralvo Resources, LLC and Survant Mining Company, LLC.”
     (ii) The period at the end of clause (xii) of the defined term “Permitted Liens” is hereby amended and replaced with”; and”
     (iii) The definition of “Permitted Liens” is hereby amended to add the following new clause (xiii):
          “(xiii) Liens upon real property acquired in connection with the Peabody Reserve Acquisition so long as (1) such Liens are terminated on or before June 30, 2012 and (2) the Indebtedness secured by such Liens does not exceed $8,000,000.”
     (iv) The definition of Pledge Agreement is hereby amended and restated as follows:
     “Pledge Agreements shall mean: (i) the Pledge Agreement (Revolver) in substantially the form of Exhibit 1.1 (P)(2)(a) (as the same may be amended, restated, modified or supplemented, the “Pledge Agreement (Revolver)”) executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Revolver Lenders and (ii) the Pledge Agreement (Term) in substantially the form of Exhibit l.1(P)(2)(b) (as the same may be amended, restated, modified or supplemented, the “Pledge Agreement (Term)”) executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Term Lenders. Each Pledge Agreement shall pledge all of the equity interests in such Loan Parties and their Subsidiaries and any Permitted Joint Venture except for the equity interests (1) in Armstrong Resources, LLC, Armstrong Coal Reserves, Inc., Armstrong Mining, Inc., and Ceralvo Resources, LLC; (2) those equity interests in Armstrong Energy, Inc.. and Armstrong Resource Partners, L.P. and (3) equity interests in the Survant Joint Venture other than any Distributional Interests. The Loan Parties shall grant a first lien on such collateral that consists of Collateral (Revolver) to the Revolver Lenders and a second lien on such collateral that consists of Collateral (Revolver) to the Term Lenders. The Loan Parties shall grant a first lien on such collateral that consists of Collateral (Term) to the Term Lenders and a second lien on such collateral that consists of Collateral (Term) to the Revolver Lenders.”

          (v) The definition of Prior Security Interest is hereby amended and restated as follows:
     “Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the Collateral which is subject only to statutory Liens for taxes not yet due and payable, Purchase Money Security Interests, Permitted Liens described in clause (xiii) of the definition of Permitted Liens or Liens set forth on Schedule 1.1(P) of this Agreement.”
          (vi) The definition of Subsidiary is hereby amended and restated as follows:
     “Subsidiary of any Person at any time shall mean any corporation, trust, partnership, any limited liability company or other business entity (other than a Permitted Joint Venture) (i) of which more than 50% of the outstanding voting securities or other interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (ii) which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries.”
          (v) The definition of Yorktown Parties is hereby amended and restated as follows:
     “Yorktown Parties shall mean Yorktown Energy Partners VI, L.P., Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P., Yorktown Energy Partners IX, L.P. and their Affiliates.”
     (b) New Definitions. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:
     “Distributional Interest shall mean any distributional interests as described in §18-702 of the Delaware Limited Liability Company Act, Title 6, Chapter 18 of the Delaware Code (as amended). All references herein to specific sections of the Act shall be deemed to refer to the corresponding provisions of succeeding law.”
     “Peabody Reserve Acquisition shall mean that certain acquisition on or about December 31, 2011 by one or more of the Loan Parties for certain real property located in Muhlenberg, Ohio and Union Counties, Kentucky.”
     “Third Amendment shall mean that certain Third Amendment to this Agreement dated as of the Third Amendment Effective Date.”

     “Third Amendment Effective Date shall mean December 29, 2011.”
     (c) Section 5.7.3. The phrase “other than Indebtedness permitted under subsections (i) through (vi) of Section 8.2.1 [Indebtedness]” contained in Section 5.7.3 of the Credit Agreement is hereby amended by replacing it with the phrase “other than Indebtedness permitted under subsections (i) through (vii) of Section 8.2.1 [Indebtedness]”.
     (d) Section 5.7.4. Section 5.7.4 of the Credit Agreement is hereby amended by deleting the phrase “occurring prior to December 31, 2011.”
     (e) Section 8.2.1. Section 8.2.1 of the Credit Agreement is hereby amended by inserting a new subsection (vii) and by amending and restating subsection (vi) of such section, each as follows:
     “(vi) Secured Indebtedness incurred in connection with the Peabody Reserve Acquisition in an aggregate amount not to exceed $8,000,000 so long as such Indebtedness is paid in full on or before June 30, 2012; and
     (vii) Unsecured Indebtedness other than that described in (i) through (v) above, in an amount not to exceed $10,000,000 in the aggregate at any one time.”
     (f) Section 8.1.11. Clause (i) of Section 8.1.11 of the Credit Agreement is hereby amended and restated as follows:
     “(i) Pursuant to the Loan Documents, the Loan Parties shall grant, or cause to be granted, to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and lien on, subject only to Permitted Liens (A) all Collateral, including (i) all capital stock and equity interests owned by the Loan Parties (except for the equity interests (1) in Armstrong Resources, LLC, Armstrong Coal Reserves, Inc., Armstrong Mining, Inc., and Ceralvo Resources, LLC; (2) those equity interests in Armstrong Energy, Inc. and Armstrong Resource Partners, L.P. and (3) equity interests in the Survant Joint Venture other than any Distributional Interests) and (ii) all of the assets of the Loan Parties including all accounts, inventory, as-extracted collateral, fixtures, equipment, investment property, instruments, chattel paper, general intangibles, coal reserves, mineral rights, owned and leased Real Property, leasehold interests, patents and trademarks of each such Loan Parties and (B) all other assets of the Loan Parties, whether owned on the Closing Date or subsequently acquired;”
     (g) Section 8.2.15. The last sentence of Section 8.2.15 of the Credit Agreement is hereby amended by deleting the phrase “occurring prior to December 31, 2011”.
     (h) Section 8.3.1. Section 8.3.1 of the Credit Agreement is hereby amended by deleting the following phrase
     “(i) financial statements of the Loan Parties, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of income, stockholders’ equity and cash flows for the month then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Borrowers as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, or (ii) in lieu of the foregoing, upon the occurrence of the AE Equity Offering and the Elk Creek Equity Offering (in which case the monthly financial statements will no longer be provided for all Loan Parties on a consolidated basis),”
     (i) Section 8.3.2. Section 8.3.2 of the Credit Agreement is hereby amended by deleting the following phrase
     “(i) financial statements of each Loan Party consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and, with respect to the consolidated financial statements, certified by Ernst & Young or another independent certified public accountants reasonably satisfactory to the Administrative Agent and delivered together with any management letters of such accountants addressed to any Borrower. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents or (ii) in lieu of the foregoing, upon the occurrence of the AE Equity Offering and the Elk Creek Equity Offering (in which case the annual financial statements will no longer be audited for all Loan Parties on a consolidated basis),”
     (j) Section 9.1.10. Section 9.1.10 of the Credit Agreement is hereby amended by deleting the phrase “occurring on or before December 31, 2011”.
     (k) Exhibits. Exhibit 1.1 (P)(2)(a) [Pledge Agreement (Revolver)] and Exhibit l.l(P)(2)(b) [Pledge Agreement (Term)] are hereby amended and restated in their entirety by the new Exhibit 1.l(P)(2)(a) [Amended and Restated Pledge Agreement (Revolver)] and Exhibit l.l(P)(2)(b) [Amended and Restated Pledge Agreement (Term)] to allow for the pledge of the Distributional Interests in the Survant Joint Venture, substantially in the forms of Exhibit A and Exhibit B attached hereto.
     (1) Name Change.
     (i) Each and every reference to “Armstrong Energy, Inc.” in the Credit Agreement or any Loan Document executed prior to this Third Amendment shall be changed to “Armstrong Energy Holdings, Inc.” in the Credit Agreement and each of the other such Loan Documents.

     (ii) Each and every reference to “Armstrong Land Company, Inc.” and “Armstrong Land Company, LLC” in the Credit Agreement or any Loan Document executed prior to this Third Amendment shall be changed to “Armstrong Energy, Inc.” in the Credit Agreement and each of the other Loan Documents.
     (iii) Each and every reference to “Elk Creek L.P.” and “Elk Creek, L.P.” in the Credit Agreement or any Loan Document shall be changed to “Armstrong Resource Partners, L.P.” in the Credit Agreement and each of the other Loan Documents.
     3. Conditions to Effectiveness. The amendments contained in this Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Administrative Agent:
     (a) Execution and Delivery of this Amendment. The Borrowers, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.
     (b) Execution and Delivery of the Amended and Restated Pledge Agreements. The applicable Loan Parties and the Administrative Agent shall have executed and delivered the Amended and Restated Pledge Agreement (Revolver) and the Amended and Restated Pledge Agreement (Term), substantially in the forms of Exhibit A and Exhibit B attached hereto.
     (c) Officer’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by an Authorized Officer certifying that (w) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct, (x) the Loan Parties are in compliance with each of the covenants and conditions hereunder, and (y) no Event of Default or Potential Default exists.
     (d) Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary, an Assistant Secretary or Authorized Officer of each Loan Party, certifying as appropriate as to:
     (i) all action taken by such party in connection with this Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolutions on behalf of each of the Loan Parties evidencing same;
     (ii) the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
     (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Loan Party in each state where organized or qualified to do business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.
     (e) Equity Contribution. The Borrowers shall have received an equity contribution or received evidence of a capital commitment, directly or indirectly, from the Yorktown Parties in an amount greater than or equal to $50,000,000.
     (f) Opinions of Counsel. There shall be delivered to the Administrative Agent for the benefit of each Lender a written opinion of counsel for the Loan Parties, dated the Third Amendment Effective Date, and in form and substance satisfactory to the Administrative Agent and its counsel as to such matters with respect to the transactions contemplated herein as the Administrative Agent may reasonably request.
     (g) Material Adverse Change; Litigation. Each of the Loan Parties shall provide a certificate that represents and warrants to the Administrative Agent and the Lenders that by its execution and delivery hereof to the Administrative Agent, after giving effect to this Amendment and the transactions contemplated herein:
     (i) no Material Adverse Change shall have occurred with respect to the Borrowers or any of the Loan Parties since the Closing Date of the Credit Agreement;
     (ii) no default shall have occurred with respect to any note or credit agreement governing existing indebtedness of the Borrowers or Guarantors as a result of any of the transactions contemplated herein; and
     (iii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein.
     (h) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.
     (i) Fees. The Borrowers shall have paid to the Administrative Agent for itself and for the account of the Lenders (i) all fees as required hereunder, including a fee to each Lender that executes this Amendment before Third Amendment Effective Date (or such later date as the Administrative Agent and Borrowers consent to) equal to twenty-five (25) basis points of such Lender’s Commitment and (ii) all other fees, costs and expenses payable to the Administrative Agent or any Lender or for which the Administrative Agent or any Lender is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.

     4. Miscellaneous.
     (a) Representations and Warranties. By its execution and delivery hereof to the Administrative Agent, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Amendment.
     (b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.
     (c) Counterparts. This Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.
     (d) Incorporation into Credit Agreement. This Amendment (including all Schedules and Exhibits) shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.
     (e) Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.
     (f) Payment of Fees and Expenses. The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements of the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, any mortgage recording fees and mortgage or recording taxes, and all other documents or instruments to be delivered in connection herewith.
     (g) Lender Consent. Each Lender hereby consents to and authorizes the Administrative Agent to execute the Amended and Restated Pledge Agreement (Revolver) and the Amended and Restated Pledge Agreement (Term), substantially in the forms of Exhibit A and Exhibit B attached hereto.
     (h) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrowers, the Guarantors, each Lender, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.
[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

REVOLVER AND TERM BORROWER: ARMSTRONG COAL COMPANY, INC.
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President

REVOLVER BORROWER AND TERM GUARANTOR: ARMSTRONG ENERGY, INC.
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

TERM BORROWERS AND REVOLVER GUARANTORS WESTERN MINERAL DEVELOPMENT, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WESTERN DIAMOND LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

WESTERN LAND COMPANY, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	Manager

ARMSTRONG RESOURCE PARTNERS, L.P.
By:	ELK CREEK GP, LLC, as General Partner

	By:	/s/ Martin D. Wilson
Name: Martin D. Wilson
Title: President and Chief Financial Officer

REVOLVER AND TERM GUARANTORS: ARMSTRONG ENERGY HOLDINGS, INC.
By:	/s/ Martin D. Wilson
Name: Martin D. Wilson
	Title:	President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ELK CREEK GP, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK OPERATING GP, LLC
By:	/s/ Martin D. Wilson
	Name:	Martin D. Wilson
	Title:	President and Chief Financial Officer

ELK CREEK OPERATING, L.P.
By:	Elk Creek Operating GP, LLC, as General Partner

By:	/s/ Martin D.Wilson
Name: Martin D. Wilson
Title: President and Chief Financial Officer

CERALVO HOLDINGS, LLC
By:	/s/ Martin D.Wilson
	Name:	Martin D.Wilson
	Title:	Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Ronald M. Calhoon
	Name:	Ronald M. Calhoon
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

UNION BANK, N.A.
By:	/s/ Y. Joanne Si
	Name:	Y. Joanne Si
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK
By:	/s/ C. Forrest Tefft
	Name:	C. Forrest Tefft
	Title:	Executive Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK
By:	/s/ John Holland
	Name:	John Holland
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK
By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	Vice President

     [SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB
By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Vice President

EXHIBIT A

EXHIBIT 1.1(P)(2)(a)
FORM OF
AMENDED AND RESTATED PLEDGE AGREEMENT (REVOLVER)
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (REVOLVER), dated as of December 29, 2011 (as amended, restated, supplemented or modified from time to time, the “Agreement”), is given, made and entered into by EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS A REVOLVER PARTY PLEDGOR AND EACH OF THE OTHER PERSONS WHICH BECOME REVOLVER PARTY PLEDGORS HEREUNDER FROM TIME TO TIME (each a “Revolver Party Pledgor” and collectively, the “Revolver Party Pledgors”), EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS A TERM PARTY PLEDGOR AND EACH OF THE OTHER PERSONS WHICH BECOME TERM PARTY PLEDGORS HEREUNDER FROM TIME TO TIME (each a “Term Party Pledgor” and collectively, the “Term Party Pledgors”) (the Revolver Party Pledgors and the Term Party Pledgors are collectively referred to herein as the “Pledgors” and each a “Pledgor”), each a Pledgor of the corporations, limited liability companies, partnerships or other entities as set forth on Schedule A hereto (each a “Company” and collectively the “Companies”), and PNC BANK, NATIONAL ASSOCIATION, as the administrative agent for itself and the other Revolver Lenders under the Credit Agreement described below (the “Administrative Agent”).
     WHEREAS, pursuant to that certain Credit Agreement (amended, restated, supplemented or modified from time to time, the “Credit Agreement”) dated as of February 9, 2011, by and among Armstrong Coal Company, Inc., Armstrong Land Company, LLC, Elk Creek, L.P., Western Mineral Development, LLC, Western Diamond LLC, Western Land Company, LLC (collectively, the “Borrower”), each of the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent, the Administrative Agent and the Lenders have agreed to provide certain loans and other financial accommodations to the Borrower; and
     WHEREAS, pursuant to and in consideration of the Credit Agreement, certain of the issued and outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of each of the Companies were pledged to the Administrative Agent in accordance with that certain Pledge Agreement (Revolver) dated February 9, 2011 (the “Original Pledge Agreement”); and
     WHEREAS, in connection with that certain Third Amendment, the parties desire to amend and restate the Original Pledge Agreement; and
     WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies as set forth on Schedule A hereto.
     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.
          (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in New York as amended from time to time (the “Code”).
          (b) “Company” and “Companies” shall mean one or more of the entities issuing any of the Collateral which is or should be described on Schedule A hereto.
          (c) “Foreign Company” shall mean one or more of the entities issuing any of the Pledged Collateral which is not organized under the laws of any state of the United States of America, which is, or should be, described on Schedule A.
          (d) “Pledge Agreement (Term)” shall mean that certain Pledge Agreement of even date herewith by and among the Pledgors and the Agent, entered into as security for the Term Loans.
          (e) “Pledged Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: (i) all investment property, capital stock, shares, securities, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests in any entity or business or in the revenue, income, or profits thereof, (ii) all property of each Pledgor in the Administrative Agent’s possession or in transit to or from, under the custody or control of, or on deposit with, the Administrative Agent or any Affiliate thereof, including deposit and other accounts, (iii) cash and cash equivalents (collectively referred to herein as “Investments”), including all Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future Investments receivable in respect of or in exchange for any Investments, and all rights under shareholder, member, partnership agreements and other similar agreements relating to any Investments, all rights to subscribe for Investments, whether or not incidental to or arising from ownership of any Investments, (iv) all Investments hereafter pledged by any Pledgor to Administrative Agent to secure the Secured Obligations, (v) together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor; and (v) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof. Notwithstanding the foregoing, the defined term “Pledged Collateral” shall not include Pledged Joint Venture Collateral.
          (f) “Pledged Collateral (Revolver)” means the Pledged Collateral and Pledged Joint Venture Collateral of each Revolver Party Pledgor.

          (g) “Pledged Collateral (Term)” means the Pledged Collateral and Pledged Joint Venture Collateral of each Term Party Pledgor.
          (h) “Pledged Joint Venture Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the Distributional Interests (as defined in the Third Amendment to Credit Agreement) in Survant Mining Company, LLC, a Delaware limited liability company (collectively referred to herein as “Survant Investments”), including such Survant Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor and all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof.
          (i) “Secured Obligations” shall mean and include the following: (i) all now existing and hereafter arising Obligations of each and every Pledgor to the Administrative Agent, the Revolver Lenders, or any obligations in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product under the Credit Agreement or any of the other Loan Documents, including all obligations, liabilities, and indebtedness, whether for principal, interest, fees, expenses or otherwise, of each and every of the Pledgors to the Administrative Agent, the Revolver Lenders, or providers of any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, now existing or hereafter incurred under the Credit Agreement or the Notes or the Guaranty Agreement or any of the other Loan Documents as any of the same or any one or more of them may from time to time be amended, restated, modified, or supplemented, together with any and all extensions, renewals, refinancings, and refundings thereof in whole or in part (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrowers or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied); (ii) all reimbursement obligations of each and every Pledgor with respect to any one or more Letters of Credit issued by Administrative Agent or any Revolver Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each and every of the Pledgors to the Administrative Agent or any of the Revolver Lenders or any obligations incurred in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product; and (iv) any sums advanced by the Administrative Agent or the Revolver Lenders or which may otherwise become due pursuant to the provisions of the Credit Agreement, the Notes, this Agreement, or any other Loan Documents or pursuant to any other document or instrument at any time delivered to the Administrative Agent in connection therewith, including commitment, letter of credit, agent or other fees and charges, and indemnification obligations under any such document or instrument, together with all interest payable on any of the foregoing, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on any Loan Document or with respect to any default under any of the Secured Obligations.
2. Grant of Security Interests.
          (a) To secure on a first priority perfected basis the payment and performance of all Secured Obligations in full, each Revolver Party Pledgor hereby grants to the Administrative Agent a continuing first priority security interest under the Code in and hereby pledges to Administrative Agent, in each case for the benefit of each of the Revolver Lenders and Administrative Agent and any provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, all of such Revolver Party Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral (Revolver) whether now or hereafter existing and wherever located.
          (b) To secure on a second priority perfected basis (subject only to the Term Lenders’ first priority security interest created pursuant to the Pledge Agreement (Term)) the payment and performance of all Secured Obligations in full, each Term Party Pledgor hereby grants to the Administrative Agent a continuing second priority security interest (subject only to the Term Lenders’ first priority security interest created pursuant to the Pledge Agreement (Term)) under the Code in and hereby pledges to Administrative Agent, in each case for the benefit of each of the Revolver Lenders and Administrative Agent and any provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, all of such Term Party Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral (Term) whether now or hereafter existing and wherever located.
          (c) Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral and Pledged Joint Venture Collateral, together with undated stock powers, instruments or other documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral and Pledged Joint Venture Collateral, such Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral and Pledged Joint Venture Collateral.
          (d) Notwithstanding anything to the contrary contained in this Agreement, the Pledged Collateral with respect to any one Foreign Company shall not exceed sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of such Foreign Company and this Agreement shall not apply to any such stock, shares, securities, member interests, partnership interests or ownership interests which are in excess of such sixty five percent (65%) limitation. To the extent the Administrative Agent receives more than sixty five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitle to vote of any Foreign Company, Administrative Agent shall return such excess stock, shares, securities, member interests, partnership interests and other ownership interests upon the request of a Pledgor.
3.	Additional Actions and Further Assurances.
          (a) Prior to or concurrently with the execution of this Agreement, and thereafter from time to time without any request or notice by the Secured Party, Pledgor, at its sole cost and expense, shall execute and deliver to the Secured Party all filings, notices, registrations for the corporate records, and all such other documents, and shall take such other action, as may be necessary or advisable to obtain, preserve, protect, and maintain the Secured Party’s continuing first (in the case of the Pledged Collateral (Revolver)) or second (in the case of the Pledged Collateral (Term)) priority perfected security interest in the portion of the Pledged Collateral and Pledged Joint Venture Collateral that relates to capital stock (or other equity interests) in any Company.
          (b) Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) which the Administrative Agent may reasonably request, in form reasonably satisfactory to the Administrative Agent, and take such other action which the Administrative Agent may reasonably request, to perfect and continue perfected and to create and maintain the first (in the case of the Pledged Collateral (Revolver)) or second (in the case of the Pledged Collateral (Term)) priority status of the Administrative Agent’s security interest in the Pledged Collateral and Pledged Joint Venture Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and any of the Administrative Agent’s officers or employees or agents designated by the Administrative Agent) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Administrative Agent determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Administrative Agent’s security interest in the Pledged Collateral and Pledged Joint Venture Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid in full and the Commitments have terminated.

4. Representations and Warranties.
     Each Pledgor hereby jointly and severally represents and warrants to the Administrative Agent as follows:
          (a) Such Pledgor, has and will continue to have (or, in the case of after-acquired Pledged Collateral and Pledged Joint Venture Collateral, at the time such Pledgor acquires rights in such Pledged Collateral and Pledged Joint Venture Collateral, will have and will continue to have), title to its Pledged Collateral and Pledged Joint Venture Collateral, free and clear of all Liens other than those in favor of the Administrative Agent for the Revolver Lenders and the Administrative Agent;
          (b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral and Pledged Joint Venture Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and the percentage of the issued and outstanding capital stock, member interest, partnership interests of each of the Companies is reflected on Schedule A attached hereto;
          (c) The security interests in the Pledged Collateral (Revolver) granted hereunder are valid, perfected and of first priority, subject to the Lien of no other Person;
          (d) The security interests in the Pledged Collateral (Term) granted hereunder are valid, perfected and of second priority, subject to the Lien of no other Person except the Term Lender pursuant to the Pledge Agreement (Term);
          (e) There are no restrictions upon the transfer of the Pledged Collateral (Revolver) and such Revolver Party Pledgor has the power and authority and right to transfer the Pledged Collateral (Revolver) owned by such Revolver Party Pledgor free of any encumbrances and without obtaining the consent of any other Person;
          (f) Except for any restrictions contained in the Pledge Agreement (Term), there are no restrictions upon the transfer of the Pledged Collateral (Term) and such Term Party Pledgor has the power and authority and right to transfer the Pledged Collateral (Term) owned by such Term Party Pledgor free of any encumbrances and without obtaining the consent of any other Person;
          (g) Such Pledgor has all necessary power to execute, deliver and perform this Agreement;
          (h) There are no actions, suits, or proceedings pending or, to such Pledgor’s best knowledge after due inquiry, threatened against or affecting such Pledgor with respect to the Pledged Collateral and Pledged Joint Venture Collateral, at law or in equity or before or by any Official Body, and such Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect such Pledgor’s performance hereunder;
          (i) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of such Pledgor, enforceable in accordance with its terms,

except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;
          (j) Neither the execution and delivery by such Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which such Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which such Pledgor is bound;
          (k) Such Pledgor’s exact legal name is as set forth on the signature page hereto;
          (1) The state of incorporation, formation or organization as applicable, of such Pledgor is as set forth on Schedule A to the Security Agreement;
          (m) Such Pledgor’s chief executive office is as set forth on Schedule A to the Security Agreement; and
          (n) Except as provided on Schedule B attached hereto, all rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents evidencing ownership and organizational documents of each of the Companies and no shareholder or other similar agreements are applicable to any of the Pledged Collateral and Pledged Joint Venture Collateral, and no such certificate, instrument or other document provides that any member interest, or partnership interest or other intangible ownership interest (not including such ownership interests in any Companies which exist as a corporation), constituting Pledged Collateral and Pledged Joint Venture Collateral, is a “Security” within the meaning of and subject to Article 8 of the Code; and, the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.
5. General Covenants.
     Each Pledgor hereby covenants and agrees as follows:
          (a) Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral and Pledged Joint Venture Collateral; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral and Pledged Joint Venture Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Administrative Agent.
          (b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral and Pledged Joint Venture Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following (i) the percentage listed on Schedule A of the issued and outstanding capital stock, member interests and partnership interests of each of the Companies which are not Foreign Companies, and (ii) the lesser of (x) sixty five percent (65%) of the issued and outstanding capital stock, shares, securities, member interests and partnership interests of each of the Foreign Companies or (y) all of the issued and outstanding capital stock, member interests and partnership interests owned by Borrowers or any of its Subsidiaries of each Foreign Company.
          (c) The security interests under the Code in the Pledged Collateral (Revolver) granted hereunder are valid, perfected and of first priority subject to the Lien of no other Person. Upon the consummation of those actions described in Section 2(c) hereof, the security interests in the Pledged Collateral (Revolver) granted hereunder shall be valid, perfected and of first priority subject to the Lien of no other Person under all applicable Law.
          (d) The security interests under the Code in the Pledged Collateral (Term) granted hereunder are valid, perfected and of second priority subject to the Lien of no other Person except as provided in the Pledge Agreement (Term). Upon the consummation of those actions described in Section 2(c) hereof, the security interests in the Pledged Collateral (Term) granted hereunder shall be valid, perfected and of second priority subject to the Lien of no other Person under all applicable Law, except as provided in the Pledge Agreement (Term).
          (e) Except as provided on Schedule B attached hereto, there are no restrictions upon the transfer of the Pledged Collateral and Pledged Joint Venture Collateral and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral and Pledged Joint Venture Collateral owned by such Pledgor free of any encumbrances and without the necessity of obtaining the consent of any other Person, other than such consents as have been or will be obtained as of the date hereof or in connection with Pledged Collateral and Pledged Joint Venture Collateral subsequently acquired by Pledgor and other than as provided in the Credit Agreement and the Pledge Agreement (Term).
          (f) Such Pledgor has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken.
          (g) Such Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any Official Body on any of the Pledged Collateral and Pledged Joint Venture Collateral, except to the extent contested in good faith by appropriate proceedings;
          (h) Such Pledgor shall permit the Administrative Agent, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral and Pledged Joint Venture Collateral;
          (i) Subject to Section 2(d) hereof, to the extent, following the date hereof, such Pledgor acquires capital stock, shares securities, member interests, partnership interests and other ownership interests of any of the Companies or any of the rights, property or securities, shares, capital stock, member interests, partnership interests or any other ownership interests described in the definition of Pledged Collateral and Pledged Joint Venture Collateral with respect to any of the Companies, such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Administrative Agent;

and, such Pledgor thereupon shall deliver all such securities, shares, capital stock, member interests, partnership interests and other ownership interests together with an updated Schedule A hereto, to the Administrative Agent together with all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Administrative Agent may request;
          (j) Except as permitted by the Credit Agreement, during the term of this Agreement, such Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral and Pledged Joint Venture Collateral;
          (k) Such Pledgor will not change its state of incorporation, formation or organization, as applicable without providing thirty (30) days prior written notice to the Administrative Agent and each of Pledgor shall not, and shall not permit any Company to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement, joint venture agreement or other organizational documents without providing at least ten (10) calendar days’ prior written notice to the Administrative Agent and, in the event such change would be material and adverse to the Lenders as determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Lenders;
          (1) Such Pledgor will not change its name without providing thirty (30) days prior written notice to the Administrative Agent;
          (m) Except as permitted by Sections 8.26 and 8.27 of the Credit Agreement, each Pledgor shall preserve its existence as a corporation or a limited liability company, as applicable, and except as permitted by the Credit Agreement, shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (ii) sell all or substantially all of its assets; and
          (n) During the term of this Agreement, such Pledgor shall not permit any Company to treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code.
6. Other Rights With Respect to Pledged Collateral and Pledged Joint Venture Collateral.
     In addition to the other rights with respect to the Pledged Collateral and Pledged Joint Venture Collateral granted to the Administrative Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Administrative Agent, at its option and at the expense of the Pledgors, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral and Pledged Joint Venture Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral and Pledged Joint Venture Collateral, now or hereafter in the hands of the Administrative Agent or provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, on deposit or otherwise, belonging to any Pledgor, as the Administrative Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder.
7. Additional Remedies Upon Event of Default.
     Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Administrative Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:
          (a) The Administrative Agent may, after ten (10) days’ advance notice to the Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Administrative Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests or ownership interests for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor (or issuer) to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable securities laws, even if Pledgor (or issuer) would agree to do so.
          (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral and Pledged Joint Venture Collateral, or any part thereof, shall, after the Administrative Agent has made all deductions of expenses, including but not limited to attorneys’ fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral and Pledged Joint Venture Collateral or in connection with the enforcement of the Administrative Agent’s rights with respect to the Pledged Collateral and Pledged Joint Venture Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable in the manner set forth in Section 9.2.4 [Application of Proceeds] of the Credit Agreement.

8. Administrative Agent’s Duties.
     The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Pledged Collateral and Pledged Joint Venture Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral and Pledged Joint Venture Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Collateral and Pledged Joint Venture Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral or Pledged Joint Venture Collateral.
9. Additional Pledgors.
     It is anticipated that additional persons will from time to time become Subsidiaries of the Borrowers or a Guarantor, each of whom will be required to join this Pledge Agreement. It is acknowledged and agreed that new Subsidiaries of the Borrowers or of a Guarantor will become Pledgors hereunder and will be bound hereby simply by executing and delivering to Administrative Agent a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, a new Schedule A hereto shall be provided to Administrative Agent showing the pledge of the ownership interest in such new Subsidiary and any ownership interests that such new Subsidiary owns in any other Person.
10. No Waiver; Cumulative Remedies.
     No failure to exercise, and no delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. Each Pledgor waives any right to require the Administrative Agent to proceed against any other Person or to exhaust any of the Pledged Collateral and Pledged Joint Venture Collateral or other security for the Secured Obligations or to pursue any remedy in the Administrative Agent’s power.
11. No Discharge Until Indefeasible Payment of the Secured Obligations.
     The pledge, security interests, and other Liens and the obligations of each Pledgor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Administrative Agent, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Pledgor or which would otherwise operate as a discharge of such Pledgor as a matter of law or equity. Without limiting the generality of the foregoing, each Pledgor hereby consents to, and the pledge, security interests, and other Liens given by such Pledgor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:
          (a) Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document, any obligations in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Loan Documents, or any rights of the Administrative Agent or any other Person with respect thereto;
          (b) Any increase, decrease, or change in the amount, nature, type or purpose of any of or any release, surrender, exchange, compromise or settlement of any of the Secured Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations;
          (c) Any failure to assert any breach of or default under any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Pledgor or any other Person under or in connection with any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Pledgor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;
          (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Administrative Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Pledged Collateral and Pledged Joint Venture Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

          (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Pledgor or the Borrowers or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or the Borrowers or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by Administrative Agent or any Pledgor or the Borrowers or by any other Person in connection with any such proceeding;
          (f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Pledgor or the Borrowers or any other Person with respect to any Loan Document or any of the Secured Obligations; or any discharge by operation of law or release of any Pledgor or the Borrowers or any other Person from the performance or observance of any Loan Document or any of the Secured Obligations;
          (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Pledgor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.
12. Taxes.
          (a) No Deductions. All payments and collections made by or from any Pledgor under this Agreement shall be made or received free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding Excluded Taxes (all such non-Excluded Taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If any Pledgor shall be required by law to deduct any Taxes from or in respect of any sum payable or any collection made under this Agreement, (i) the sum payable or collectable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable or collectable under this Subsection) Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Pledgor shall make such deductions and (iii) such Pledgor shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law;
          (b) Stamp Taxes. In addition, each Pledgor acknowledges that the Pledged Collateral and Pledged Joint Venture Collateral secures payment of all present and future stamp or documentary taxes and any other excise or property taxes, charges, or similar levies which arise from any payment or collection made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as “Other Taxes”);
          (c) Indemnification for Taxes Paid by Administrative Agent. Each Pledgor acknowledges that the Pledged Collateral and Pledged Joint Venture Collateral secures the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 12) paid by Administrative

Agent and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted;
          (d) Certificate. In the event any Pledgor pays any Taxes or Other Taxes, within 30 days after the date of any such payment, such Pledgor shall furnish to Administrative Agent, the original or a certified copy of a receipt evidencing payment thereof;
          (e) Survival. Without prejudice to the survival of any other agreement of any Pledgor hereunder, the agreements and obligations of each Pledgor contained in Clauses (a) through (d) directly above shall survive the payment in full of principal and interest under any Note and the termination of the Credit Agreement.
13. Waivers.
     Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:
          (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Pledgor or the Borrowers or any other Person to comply with any Loan Document or Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrowers or any other Person;
          (b) Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrowers or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this

Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance;
          (c) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Administrative Agent to seek a deficiency against the Borrowers or any other Person or which otherwise discharges or impairs any of the Secured Obligations.
14. Setoff.
          Pledgor hereby waives and releases, and shall not assert, any and all rights of setoff and any similar claims or actions whatsoever now and hereafter it may have at any time against the Secured Party or any Revolver Lender, any of the Secured Party’s or any Revolver Lender’s Affiliates, and any of the respective successors, assigns, and participants of the Secured Party or any Revolver Lender or any Affiliate of the Secured Party or any Revolver Lender.
15. Assignment.
     All rights of the Administrative Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.
16. Severability.
     Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.
17. Governing Law.
     This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral and Pledged Joint Venture Collateral are governed by the law of a jurisdiction other than the State of New York.
18. Notices.
     All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

19. Specific Performance.
     Each Pledgor acknowledges and agrees that, in addition to the other rights of the Administrative Agent hereunder and under the other Loan Documents, because the Administrative Agent’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Administrative Agent’s rights (i) to inspect the books and records related to the Pledged Collateral and Pledged Joint Venture Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral and Pledged Joint Venture Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Administrative Agent its attorney-in-fact, and (v) to enforce the Administrative Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.
20. Voting Rights in Respect of the Pledged Collateral.
     So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral or Pledged Joint Venture Collateral, as the case may be, if such action would have a material adverse effect on the value of such Pledged Collateral or Pledged Joint Venture Collateral, taken as a whole. Without limiting the generality of the foregoing and in addition thereto, the Pledgors shall not vote to enable, or take any other action to permit, any of the Companies to issue any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature or to issue any other securities, shares, capital stock, member interests, partnership interests or other ownership interests convertible into or granting the right to purchase or exchange for any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature of any such Company or to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Collateral.
21. Consent to Jurisdiction.
     Each Pledgor hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Agreement, and each Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Pledgor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Pledgor hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Pledgor in care of the Process Agent at the Process Agent’s address, and each Pledgor hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Pledgor further agrees that it shall, for so long as any commitment or any obligation of any Loan Party to any Revolver Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 21. The Process Agent is Armstrong Coal Company, Inc., with an office on the date hereof as set forth in the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Companies and agrees to act as Process Agent on behalf of the Companies.
22. Waiver of Jury Trial.
     EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.
23. Entire Agreement; Amendments.
     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral and Pledged Joint Venture Collateral by any Pledgor, except for the Pledge Agreement (Term). This Agreement may not be amended or supplemented except by a writing signed by the Administrative Agent and the Pledgors.
24. Counterparts; Telecopy Signatures.
     This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy transmission to the Administrative Agent or any Revolver Lender of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.
25. Construction.
     The rules of construction contained in Section 1.2 of the Credit Agreement apply to this Agreement.
26. No Novation.
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (REVOLVER) REPLACES THE ORIGINAL PLEDGE AGREEMENT. THIS AMENDED AND RESTATED PLEDGE AGREEMENT (REVOLVER) IS NOT INTENDED TO CONSTITUTE, AND DOES

NOT CONSTITUTE, A NOVATION OR SATISFACTION OF THE OBLIGATIONS REPRESENTED BY THE ORIGINAL PLEDGE AGREEMENT.
[Signature page follows.]

[SIGNATURE PAGE 1 OF 3 TO
PLEDGE AGREEMENT (REVOLVER)]
     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written with the intent that it constitute a sealed instrument.

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE 2 OF 3 TO
PLEDGE AGREEMENT (REVOLVER)]

REVOLVER PARTY PLEDGORS: ARMSTRONG ENERGY, INC.
By:
	Name:	J. Richard Gist
	Title:	Authorized Person

ARMSTRONG ENERGY HOLDINGS, INC.
By:
	Name:	J. Richard Gist
	Title:	Authorized Person

[SIGNATURE PAGE 3 OF 3 TO
PLEDGE AGREEMENT (REVOLVER)]

TERM PARTY PLEDGORS: ARMSTRONG RESOURCE PARTNERS, L.P.

By:	Elk Creek GP, LLC, as General Partner

By:
Name: J. Richard Gist
Title: Authorized Person

ELK CREEK OPERATING GP, LLC
By:
	Name:	J. Richard Gist
	Title:	Authorized Person

ELK CREEK OPERATING, L.P.

By:	Elk Creek Operating GP, LLC, as General Partner

By:
Name: J. Richard Gist
Title: Authorized Person

EXHIBIT B

EXHIBIT l.l(P)(2)(b)
FORM OF
AMENDED AND RESTATED PLEDGE AGREEMENT (TERM)
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (TERM), dated as of December 29, 2011 (as amended, restated, supplemented or modified from time to time, the “Agreement”), is given, made and entered into by EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS A TERM PARTY PLEDGOR AND EACH OF THE OTHER PERSONS WHICH BECOME TERM PARTY PLEDGORS HEREUNDER FROM TIME TO TIME (each a “Term Party Pledgor” and collectively, the “Term Party Pledgors”), EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AS A REVOLVER PARTY PLEDGOR AND EACH OF THE OTHER PERSONS WHICH BECOME REVOLVER PARTY PLEDGORS HEREUNDER FROM TIME TO TIME (each a “Revolver Party Pledgor” and collectively, the “Revolver Party Pledgors”) (the Term Party Pledgors and the Revolver Party Pledgors are collectively referred to herein as the “Pledgors” and each a “Pledgor”), each a Pledgor of the corporations, limited liability companies, partnerships or other entities as set forth on Schedule A hereto (each a “Company” and collectively the “Companies”), and PNC BANK, NATIONAL ASSOCIATION, as the administrative agent for itself and the other Term Lenders under the Credit Agreement described below (the “Administrative Agent”).
     WHEREAS, pursuant to that certain Credit Agreement (amended, restated, supplemented or modified from time to time, the “Credit Agreement”) dated as of February 9, 2011, by and among Armstrong Coal Company, Inc., Armstrong Land Company, LLC, Elk Creek, L.P., Western Mineral Development, LLC, Western Diamond LLC, Western Land Company, LLC (collectively, the “Borrower”), each of the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent, the Administrative Agent and the Lenders have agreed to provide certain loans and other financial accommodations to the Borrower; and
     WHEREAS, pursuant to and in consideration of the Credit Agreement, certain of the issued and outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of each of the Companies were pledged to the Administrative Agent in accordance with that certain Pledge Agreement (Term) dated February 9, 2011 (the “Original Pledge Agreement”); and
     WHEREAS, in connection with that certain Third Amendment, the parties desire to amend and restate the Original Pledge Agreement; and
     WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies as set forth on Schedule A hereto.
     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.
          (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in New York as amended from time to time (the “Code”).
          (b) “Company” and “Companies” shall mean one or more of the entities issuing any of the Collateral which is or should be described on Schedule A hereto.
          (c) “Foreign Company” shall mean one or more of the entities issuing any of the Pledged Collateral which is not organized under the laws of any state of the United States of America, which is, or should be, described on Schedule A.
          (d) “Pledge Agreement (Revolver)” shall mean that certain Pledge Agreement (Revolver) of even date herewith by and among the Pledgors and the Agent, entered into as security for the (Revolver) Loans.
          (e) “Pledged Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: (i) all investment property, capital stock, shares, securities, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests in any entity or business or in the revenue, income, or profits thereof, (ii) all property of each Pledgor in the Administrative Agent’s possession or in transit to or from, under the custody or control of, or on deposit with, the Administrative Agent or any Affiliate thereof, including deposit and other accounts, (iii) cash and cash equivalents (collectively referred to herein as “Investments”), including all Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future Investments receivable in respect of or in exchange for any Investments, and all rights under shareholder, member, partnership agreements and other similar agreements relating to any Investments, all rights to subscribe for Investments, whether or not incidental to or arising from ownership of any Investments, (iv) all Investments hereafter pledged by any Pledgor to Administrative Agent to secure the Secured Obligations, (v) together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor; and (v) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof. Notwithstanding the foregoing, the defined term “Pledged Collateral” shall not include Pledged Joint Venture Collateral.
          (f) “Pledged Collateral (Revolver)” means the Pledged Collateral and Pledged Joint Venture Collateral of each Revolver Party Pledgor.

          (g) “Pledged Collateral (Term)” means the Pledged Collateral and Pledged Joint Venture Collateral of each Term Party Pledgor.
          (h) “Pledged Joint Venture Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the Distributional Interests (as defined in the Third Amendment to Credit Agreement) in Survant Mining Company, LLC, a Delaware limited liability company (collectively referred to herein as “Survant Investments”), including such Survant Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor and all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof.
          (i) “Secured Obligations” shall mean and include the following: (i) all now existing and hereafter arising Obligations of each and every Pledgor to the Administrative Agent, the term Lenders, or any obligations in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product under the Credit Agreement or any of the other Loan Documents, including all obligations, liabilities, and indebtedness, whether for principal, interest, fees, expenses or otherwise, of each and every of the Pledgors to the Administrative Agent, the term Lenders, or providers of any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, now existing or hereafter incurred under the Credit Agreement or the Notes or the Guaranty Agreement or any of the other Loan Documents as any of the same or any one or more of them may from time to time be amended, restated, modified, or supplemented, together with any and all extensions, renewals, refinancings, and refundings thereof in whole or in part (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrowers or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied); (ii) all reimbursement obligations of each and every Pledgor with respect to any one or more Letters of Credit issued by Administrative Agent or any term Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each and every of the Pledgors to the Administrative Agent or any of the term Lenders or any obligations incurred in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product; and (iv) any sums advanced by the Administrative Agent or the term Lenders or which may otherwise become due pursuant to the provisions of the Credit Agreement, the Notes, this Agreement, or any other Loan Documents or pursuant to any other document or instrument at any time delivered to the Administrative Agent in connection therewith, including commitment, letter of credit, agent or other fees and charges, and indemnification obligations under any such document or instrument, together with all interest payable on any of the foregoing, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on any Loan Document or with respect to any default under any of the Secured Obligations.
2. Grant of Security Interests.
          (a) To secure on a first priority perfected basis the payment and performance of all Secured Obligations in full, each Term Party Pledgor hereby grants to the Administrative Agent a continuing first priority security interest under the Code in and hereby pledges to Administrative Agent, in each case for the benefit of each of the Term Lenders and Administrative Agent and any provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, all of such Term Party Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral (Term) whether now or hereafter existing and wherever located.
          (b) To secure on a second priority perfected basis (subject only to the Revolver Lenders’ first priority security interest created pursuant to the Pledge Agreement (Revolver)) the payment and performance of all Secured Obligations in full, each Revolver Party Pledgor hereby grants to the Administrative Agent a continuing second priority security interest (subject only to the Revolver Lenders’ first priority security interest created pursuant to the Pledge Agreement (Revolver)) under the Code in and hereby pledges to Administrative Agent, in each case for the benefit of each of the Term Lenders and Administrative Agent and any provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, all of such Revolver Party Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral (Revolver) whether now or hereafter existing and wherever located.
          (c) Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral and Pledged Joint Venture Collateral, together with undated stock powers, instruments or other documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral and Pledged Joint Venture Collateral, such Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral and Pledged Joint Venture Collateral.
          (d) Notwithstanding anything to the contrary contained in this Agreement, the Pledged Collateral with respect to any one Foreign Company shall not exceed sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of such Foreign Company and this Agreement shall not apply to any such stock, shares, securities, member interests, partnership interests or ownership interests which are in excess of such sixty five percent (65%) limitation. To the extent the Administrative Agent receives more than sixty five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitle to vote of any Foreign Company, Administrative Agent shall return such excess stock, shares, securities, member interests, partnership interests and other ownership interests upon the request of a Pledgor.
     3. Additional Actions and Further Assurances.
          (a) Prior to or concurrently with the execution of this Agreement, and thereafter from time to time without any request or notice by the Secured Party, Pledgor, at its sole cost and expense, shall execute and deliver to the Secured Party all filings, notices, registrations for the corporate records, and all such other documents, and shall take such other action, as may be necessary or advisable to obtain, preserve, protect, and maintain the Secured Party’s continuing first (in the case of the Pledged Collateral (Term)) or second (in the case of the Pledged Collateral (Revolver)) priority perfected security interest in the portion of the Pledged Collateral and Pledged Joint Venture Collateral that relates to capital stock (or other equity interests) in any Company.
          (b) Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) which the Administrative Agent may reasonably request, in form reasonably satisfactory to the Administrative Agent, and take such other action which the Administrative Agent may reasonably request, to perfect and continue perfected and to create and maintain the first (in the case of the Pledged Collateral (Term)) or second (in the case of the Pledged Collateral (Revolver)) priority status of the Administrative Agent’s security interest in the Pledged Collateral and Pledged Joint Venture Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and any of the Administrative Agent’s officers or employees or agents designated by the Administrative Agent) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Administrative Agent determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Administrative Agent’s security interest in the Pledged Collateral and Pledged Joint Venture Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid in full and the Commitments have terminated.
4. Representations and Warranties.
     Each Pledgor hereby jointly and severally represents and warrants to the Administrative Agent as follows:
          (a) Such Pledgor, has and will continue to have (or, in the case of after-acquired Pledged Collateral and Pledged Joint Venture Collateral, at the time such Pledgor acquires rights in such Pledged Collateral and Pledged Joint Venture Collateral, will have and will continue to have), title to its Pledged Collateral and Pledged Joint Venture Collateral, free and clear of all Liens other than those in favor of the Administrative Agent for the Term Lenders and the Administrative Agent;
          (b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral and Pledged Joint Venture Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and the percentage of the issued and outstanding capital stock, member interest, partnership interests of each of the Companies is reflected on Schedule A attached hereto;
          (c) The security interests in the Pledged Collateral (Term) granted hereunder are valid, perfected and of first priority, subject to the Lien of no other Person;
          (d) The security interests in the Pledged Collateral (Revolver) granted hereunder are valid, perfected and of second priority, subject to the Lien of no other Person except the Revolver Lender pursuant to the Pledge Agreement (Revolver);
          (e) There are no restrictions upon the transfer of the Pledged Collateral (Term) and such Term Party Pledgor has the power and authority and right to transfer the Pledged Collateral (Term) owned by such Term Party Pledgor free of any encumbrances and without obtaining the consent of any other Person;
          (f) Except for any restrictions contained in the Pledge Agreement (Revolver), there are no restrictions upon the transfer of the Pledged Collateral (Revolver) and such Revolver Party Pledgor has the power and authority and right to transfer the Pledged Collateral (Revolver) owned by such Revolver Party Pledgor free of any encumbrances and without obtaining the consent of any other Person;
          (g) Such Pledgor has all necessary power to execute, deliver and perform this Agreement;
          (h) There are no actions, suits, or proceedings pending or, to such Pledgor’s best knowledge after due inquiry, threatened against or affecting such Pledgor with respect to the Pledged Collateral and Pledged Joint Venture Collateral, at law or in equity or before or by any Official Body, and such Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect such Pledgor’s performance hereunder;
          (i) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of such Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;
          (j) Neither the execution and delivery by such Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which such Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which such Pledgor is bound;
          (k) Such Pledgor’s exact legal name is as set forth on the signature page hereto;
          (1) The state of incorporation, formation or organization as applicable, of such Pledgor is as set forth on Schedule A to the Security Agreement;
          (m) Such Pledgor’s chief executive office is as set forth on Schedule A to the Security Agreement; and
          (n) Except as provided on Schedule B attached hereto, all rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents evidencing ownership and organizational documents of each of the Companies and no shareholder or other similar agreements are applicable to any of the Pledged Collateral and Pledged Joint Venture Collateral, and no such certificate, instrument or other document provides that any member interest, or partnership interest or other intangible ownership interest (not including such ownership interests in any Companies which exist as a corporation), constituting Pledged Collateral and Pledged Joint Venture Collateral, is a “Security” within the meaning of and subject to Article 8 of the Code; and, the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.
5. General Covenants.
     Each Pledgor hereby covenants and agrees as follows:
          (a) Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral and Pledged Joint Venture Collateral; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral and Pledged Joint Venture Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Administrative Agent.
          (b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral and Pledged Joint Venture Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following (i) the percentage listed on Schedule A of the issued and outstanding capital stock, member interests and partnership interests of each of the Companies which are not Foreign Companies, and (ii) the lesser of (x) sixty five percent (65%) of the issued and outstanding capital stock, shares, securities, member interests and partnership interests of each of the Foreign Companies or (y) all of the issued and outstanding capital stock, member interests and partnership interests owned by Borrowers or any of its Subsidiaries of each Foreign Company.
          (c) The security interests under the Code in the Pledged Collateral (TERM) granted hereunder are valid, perfected and of first priority subject to the Lien of no other Person.

Upon the consummation of those actions described in Section 2(c) hereof, the security interests in the Pledged Collateral (Term) granted hereunder shall be valid, perfected and of first priority subject to the Lien of no other Person under all applicable Law.
          (d) The security interests under the Code in the Pledged Collateral (Revolver) granted hereunder are valid, perfected and of second priority subject to the Lien of no other Person except as provided in the Pledge Agreement (Revolver). Upon the consummation of those actions described in Section 2(c) hereof, the security interests in the Pledged Collateral (Revolver) granted hereunder shall be valid, perfected and of second priority subject to the Lien of no other Person under all applicable Law, except as provided in the Pledge Agreement (Revolver).
          (e) Except as provided on Schedule B attached hereto, there are no restrictions upon the transfer of the Pledged Collateral and Pledged Joint Venture Collateral and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral and Pledged Joint Venture Collateral owned by such Pledgor free of any encumbrances and without the necessity of obtaining the consent of any other Person, other than such consents as have been or will be obtained as of the date hereof or in connection with Pledged Collateral and Pledged Joint Venture Collateral subsequently acquired by Pledgor and other than as provided in the Credit Agreement and the Pledge Agreement (Revolver).
          (f) Such Pledgor has all necessary power to execute, deliver and perform this Agreement and all necessary action to authorize the execution, delivery and performance of this Agreement has been properly taken.
          (g) Such Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any Official Body on any of the Pledged Collateral and Pledged Joint Venture Collateral, except to the extent contested in good faith by appropriate proceedings;
          (h) Such Pledgor shall permit the Administrative Agent, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral and Pledged Joint Venture Collateral;
          (i) Subject to Section 2(d) hereof, to the extent, following the date hereof, such Pledgor acquires capital stock, shares securities, member interests, partnership interests and other ownership interests of any of the Companies or any of the rights, property or securities, shares, capital stock, member interests, partnership interests or any other ownership interests described in the definition of Pledged Collateral and Pledged Joint Venture Collateral with respect to any of the Companies, such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Administrative Agent; and, such Pledgor thereupon shall deliver all such securities, shares, capital stock, member interests, partnership interests and other ownership interests together with an updated Schedule Ahereto, to the Administrative Agent together with all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Administrative Agent may request;

          (j) Except as permitted by the Credit Agreement, during the term of this Agreement, such Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral and Pledged Joint Venture Collateral;
          (k) Such Pledgor will not change its state of incorporation, formation or organization, as applicable without providing thirty (30) days prior written notice to the Administrative Agent and each of Pledgor shall not, and shall not permit any Company to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement, joint venture agreement or other organizational documents without providing at least ten (10) calendar days’ prior written notice to the Administrative Agent and, in the event such change would be material and adverse to the Lenders as determined by the Administrative Agent in its sole discretion, obtaining the prior written consent of the Required Lenders;
          (1) Such Pledgor will not change its name without providing thirty (30) days prior written notice to the Administrative Agent;
          (m) Except as permitted by Sections 8.26 and 8.27 of the Credit Agreement, each Pledgor shall preserve its existence as a corporation or a limited liability company, as applicable, and except as permitted by the Credit Agreement, shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (ii) sell all or substantially all of its assets; and
          (n) During the term of this Agreement, such Pledgor shall not permit any Company to treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code.
6. Other Rights With Respect to Pledged Collateral and Pledged Joint Venture Collateral.
     In addition to the other rights with respect to the Pledged Collateral and Pledged Joint Venture Collateral granted to the Administrative Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Administrative Agent, at its option and at the expense of the Pledgors, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral and Pledged Joint Venture Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral and Pledged Joint Venture Collateral, now or hereafter in the hands of the Administrative Agent or provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, on deposit or otherwise, belonging to any Pledgor, as the Administrative Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder.
7. Additional Remedies Upon Event of Default.
     Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Administrative Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:
          (a) The Administrative Agent may, after ten (10) days’ advance notice to the Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Administrative Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests or ownership interests for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor (or issuer) to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable securities laws, even if Pledgor (or issuer) would agree to do so
          (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral and Pledged Joint Venture Collateral, or any part thereof, shall, after the Administrative Agent has made all deductions of expenses, including but not limited to attorneys’ fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral and Pledged Joint Venture Collateral or in connection with the enforcement of the Administrative Agent’s rights with respect to the Pledged Collateral and Pledged Joint Venture Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable in the manner set forth in Section 9.2.4 [Application of Proceeds] of the Credit Agreement.
8. Administrative Agent’s Duties.
     The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Pledged Collateral and Pledged Joint Venture Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral and Pledged Joint Venture Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Collateral and Pledged Joint Venture Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral or Pledged Joint Venture Collateral.

9. Additional Pledgors.
     It is anticipated that additional persons will from time to time become Subsidiaries of the Borrowers or a Guarantor, each of whom will be required to join this Pledge Agreement. It is acknowledged and agreed that new Subsidiaries of the Borrowers or of a Guarantor will become Pledgors hereunder and will be bound hereby simply by executing and delivering to Administrative Agent a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, a new Schedule A hereto shall be provided to Administrative Agent showing the pledge of the ownership interest in such new Subsidiary and any ownership interests that such new Subsidiary owns in any other Person.
10. No Waiver; Cumulative Remedies.
     No failure to exercise, and no delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. Each Pledgor waives any right to require the Administrative Agent to proceed against any other Person or to exhaust any of the Pledged Collateral and Pledged Joint Venture Collateral or other security for the Secured Obligations or to pursue any remedy in the Administrative Agent’s power.
11. No Discharge Until Indefeasible Payment of the Secured Obligations.
     The pledge, security interests, and other Liens and the obligations of each Pledgor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Administrative Agent, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Pledgor or which would otherwise operate as a discharge of such Pledgor as a matter of law or equity. Without limiting the generality of the foregoing, each Pledgor hereby consents to, and the pledge, security interests, and other Liens given by such Pledgor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:
          (a) Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document, any obligations in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Loan Documents, or any rights of the Administrative Agent or any other Person with respect thereto;
          (b) Any increase, decrease, or change in the amount, nature, type or purpose of any of or any release, surrender, exchange, compromise or settlement of any of the Secured Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations;
          (c) Any failure to assert any breach of or default under any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Pledgor or any other Person under or in connection with any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Pledgor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;
          (d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Administrative Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Pledged Collateral and Pledged Joint Venture Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;
          (e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Pledgor or the Borrowers or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or the Borrowers or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by Administrative Agent or any Pledgor or the Borrowers or by any other Person in connection with any such proceeding;

          (f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Pledgor or the Borrowers or any other Person with respect to any Loan Document or any of the Secured Obligations; or any discharge by operation of law or release of any Pledgor or the Borrowers or any other Person from the performance or observance of any Loan Document or any of the Secured Obligations;
          (g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Pledgor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.
12. Taxes.
          (a) No Deductions. All payments and collections made by or from any Pledgor under this Agreement shall be made or received free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding Excluded Taxes (all such non-Excluded Taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If any Pledgor shall be required by law to deduct any Taxes from or in respect of any sum payable or any collection made under this Agreement, (i) the sum payable or collectable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable or collectable under this Subsection) Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Pledgor shall make such deductions and (iii) such Pledgor shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law;
          (b) Stamp Taxes. In addition, each Pledgor acknowledges that the Pledged Collateral and Pledged Joint Venture Collateral secures payment of all present and future stamp or documentary taxes and any other excise or property taxes, charges, or similar levies which arise from any payment or collection made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as “Other Taxes”);
          (c) Indemnification for Taxes Paid by Administrative Agent. Each Pledgor acknowledges that the Pledged Collateral and Pledged Joint Venture Collateral secures the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 12) paid by Administrative Agent and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted;
          (d) Certificate. In the event any Pledgor pays any Taxes or Other Taxes, within 30 days after the date of any such payment, such Pledgor shall furnish to Administrative Agent, the original or a certified copy of a receipt evidencing payment thereof;
          (e) Survival. Without prejudice to the survival of any other agreement of any Pledgor hereunder, the agreements and obligations of each Pledgor contained in Clauses (a)

through (d) directly above shall survive the payment in full of principal and interest under any Note and the termination of the Credit Agreement.
13. Waivers.
     Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:
          (a) All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Pledgor or the Borrowers or any other Person to comply with any Loan Document or Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrowers or any other Person;
          (b) Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrowers or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Services Product, or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance;
          (c) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Administrative

Agent to seek a deficiency against the Borrowers or any other Person or which otherwise discharges or impairs any of the Secured Obligations.
14. Setoff.
     Pledgor hereby waives and releases, and shall not assert, any and all rights of setoff and any similar claims or actions whatsoever now and hereafter it may have at any time against the Secured Party or any Term Lender, any of the Secured Party’s or any Term Lender’s Affiliates, and any of the respective successors, assigns, and participants of the Secured Party or any Term Lender or any Affiliate of the Secured Party or any Term Lender.
15. Assignment.
     All rights of the Administrative Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.
16. Severability.
     Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.
17. Governing Law.
     This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral and Pledged Joint Venture Collateral are governed by the law of a jurisdiction other than the State of New York.
18. Notices.
     All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 11.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.
19. Specific Performance.
     Each Pledgor acknowledges and agrees that, in addition to the other rights of the Administrative Agent hereunder and under the other Loan Documents, because the Administrative Agent’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Administrative Agent’s rights (i) to inspect the books and records related to the Pledged Collateral and Pledged Joint Venture Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral and Pledged Joint Venture Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Administrative Agent its attorney-in-fact, and (v) to enforce the Administrative Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.
20. Voting Rights in Respect of the Pledged Collateral.
     So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral or Pledged Joint Venture Collateral, as the case may be, if such action would have a material adverse effect on the value of such Pledged Collateral or Pledged Joint Venture Collateral, taken as a whole. Without limiting the generality of the foregoing and in addition thereto, the Pledgors shall not vote to enable, or take any other action to permit, any of the Companies to issue any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature or to issue any other securities, shares, capital stock, member interests, partnership interests or other ownership interests convertible into or granting the right to purchase or exchange for any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature of any such Company or to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Collateral.
21. Consent to Jurisdiction.
     Each Pledgor hereby irrevocably submits to the nonexclusive jurisdiction of any New York state or federal court sitting in New York County, in any action or proceeding arising out of or relating to this Agreement, and each Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. Each Pledgor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Pledgor hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Pledgor in care of the Process Agent at the Process Agent’s address, and each Pledgor hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided at law. Each Pledgor further agrees that it shall, for so long as any commitment or any obligation of any Loan Party to any Term Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 21. The Process Agent is Armstrong Coal Company, Inc., with an office on the date hereof as set forth in the Credit Agreement. The Process Agent hereby accepts the appointment of Process Agent by the Companies and agrees to act as Process Agent on behalf of the Companies.
22. Waiver of Jury Trial.
     EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.
23. Entire Agreement; Amendments.
     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral and Pledged Joint Venture Collateral by any Pledgor, except for the Pledge Agreement (Revolver). This Agreement may not be amended or supplemented except by a writing signed by the Administrative Agent and the Pledgors.
24. Counterparts; Telecopy Signatures.
     This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy transmission to the Administrative Agent or any Term Lender of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.
25. Construction.
     The rules of construction contained in Section 1.2 of the Credit Agreement apply to this Agreement.
26. No Novation.
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (TERM) REPLACES THE ORIGINAL PLEDGE AGREEMENT. THIS AMENDED AND RESTATED PLEDGE AGREEMENT (TERM) IS NOT INTENDED TO CONSTITUTE, AND DOES NOT CONSTITUTE, A NOVATION OR SATISFACTION OF THE OBLIGATIONS REPRESENTED BY THE ORIGINAL PLEDGE AGREEMENT.
[Signature page follows.]

[SIGNATURE PAGE 1 OF 3 TO
PLEDGE AGREEMENT (TERM)]
     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written with the intent that it constitute a sealed instrument.

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:
	Name:	Richard C. Munsick
	Title:	Senior Vice President

[SIGNATURE PAGE 2 OF 3 TO
PLEDGE AGREEMENT (TERM)]

REVOLVER PARTY PLEDGORS: ARMSTRONG ENERGY, INC.
By:
	Name:	J. Richard Gist
	Title:	Authorized Person

ARMSTRONG ENERGY HOLDINGS, INC.
By:
	Name:	J. Richard Gist
	Title:	Authorized Person

[SIGNATURE PAGE 3 OF 3 TO
PLEDGE AGREEMENT (TERM)]

TERM PARTY PLEDGORS: ARMSTRONG RESOURCE PARTNERS, L.P.

By:	Elk Creek GP, LLC, as General Partner

By:
Name: J. Richard Gist
Title: Authorized Person

ELK CREEK OPERATING GP, LLC
By:
	Name:	J. Richard Gist
	Title:	Authorized Person

ELK CREEK OPERATING, L.P.
By:	Elk Creek Operating GP, LLC, as General Partner

By:
Name: J. Richard Gist
Title: Authorized Person